                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-02151
                  ---------------------------------------------

                               BANCROFT FUND LTD.

-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               65 Madison Avenue, Morristown, New Jersey 07960-7308
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Thomas H. Dinsmore
                               BANCROFT FUND LTD.
                               65 Madison Avenue
                       Morristown, New Jersey 07960-7308
                     (Name and address of agent for service)

                                    Copy to:
                              Martha J. Hays, Esq.
                      Ballard Spahr Andrews & Ingersoll, LLP
                               1735 Market Street
                          Philadelphia, PA 19103-7599


Registrant's telephone number, including area code: (973)631-1177

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.

                               BANCROFT FUND LTD.

                               2006 ANNUAL REPORT
                                OCTOBER 31, 2006

Bancroft Fund Ltd. (successor to Bancroft Convertible Fund, Inc.) operates as a closed-end, diversified management investment company and invests primarily in convertible securities, with the objectives of providing income and the potential for capital apprectiation -- which objectives the Fund considers to be relatively equal, over the long-term, due to the nature of the securities in which it invests.

                                   HIGHLIGHTS

PERFORMANCE THROUGH OCTOBER 31, 2006 WITH DIVIDENDS REINVESTED

                                              Calendar               Annualized      10 Year
                                                YTD     1 Year  5 Years  10 Years  Volatility(c)
                                              --------  ------  -------  --------  -----------
  Bancroft market price ......................  10.03%   13.29%   4.80%    8.56%       11.54%
  Bancroft net asset value ...................   9.08    11.06    5.60     7.03        10.04
  Closed-end convertible fund average (NAV)(a)  10.38    12.82    7.34     6.97         9.51
  S&P 500 Index (a)...........................  12.06    16.34    7.24     8.63        17.82
  Merrill Lynch All Convertibles Index (a)....  10.23    13.13    8.26     8.57        15.60
  Lehman Aggregate Bond Total Return Index (b)   3.74     5.19    5.67     6.98         4.07

(a) From Bloomberg L.P. pricing service
(b) From Lipper, Inc. Closed-End Fund Performance Analysis, dated
    October 31, 2006
(c) Volatility is a measure of risk based on the standard deviation of the return. The greater the volatility, the greater the chance of a profit or risk of a loss.

Bancroft's performance in the table above has not been adjusted for the fiscal 2004 rights offering; net asset value dilution was 2.38%. Performance data represent past results and do not reflect future performance.

--------------------------------------------------------------------------------

QUARTERLY HISTORY OF NAV AND MARKET PRICE

                    Net Asset Values            Market Prices (AMEX, symbol BCV)

Qtr. Ended      High      Low       Close          High       Low       Close
----------     ------    ------     ------        ------     ------     ------
 Jan. 06       $22.06    $20.90     $22.06        $18.65     $17.53     $18.62
 Apr. 06        22.23     21.69      22.20         18.90      18.41      18.69
 Jul. 06        22.38     21.05      21.72         18.93      18.08      18.32
 Oct. 06        22.63     21.58      22.55         19.33      18.34      19.30

--------------------------------------------------------------------------------

DIVIDEND DISTRIBUTIONS (12 MONTHS)

 Record          Payment                    Capital    *Corporate
  Date             Date          Income     Gains      Deduction
--------         --------        ------     -------    ----------
12/02/05         12/27/05        $0.243       --         19%
 3/16/06          3/30/06         0.180       --         16
 6/15/06          6/29/06         0.180       --         16
 9/14/06          9/28/06         0.180       --         16
                                 ------
                                 $0.783
                                 ======

* Percentage of each ordinary income distribution qualifying for the corporate dividend received tax deduction.

--------------------------------------------------------------------------------
To Our Shareholders ------------------------------------------------------------

December 7, 2006

For the fiscal year ended October 31, 2006, Bancroft has declared a dividend of $0.731 per share which includes a $0.466 distribution of realized long-term capital gains. The Fund's largest realized gains came from its investments in Amerada Hess, Valero, Maverick Tube and The Williams Companies. Our largest gains were in energy related issues while our largest losses were in some banking and pharmaceutical convertibles. The gains realized this year were larger than both the loss carryforward from prior years and the losses taken in the rest of the portfolio.

The convertible market in calendar 2006 has seen substantial activity as Citigroup Investment Research reports that there have been $58 billion of new domestic convertibles issued, putting the convertible market on track to exceed $60 billion for the first time since 2003. This has been roughly enough to keep up with the redemptions of convertibles this year.

We continue to see a decline in the average yield as Citigroup has measured the average current yield at 3.1%, down from 3.7% a year ago. Offsetting this decline in yield is a drop in the average conversion premium to 26.8% from 31.3% a year ago. These changes make the average convertible somewhat more equity sensitive and more volatile than they were a year ago. While we continue to see attractive opportunities in this market, the average convertible appears to be at a modest premium to some measures of theoretical value. This leads us to the conclusion that convertibles as a group appear to be fairly valued and opportunities are more likely to be found in individual convertible issues with compelling underlying stocks.

As noted above, the Fund made profits from its energy holdings. These holdings have been less profitable since early summer but we still believe that energy is attractive due to our expectation of global economic growth. The Fund's exposure to telecommunications, pharmaceuticals and banking has been helpful of late. On the other hand, performance has been hurt by our exposure to aerospace and defense.

As seen in the Highlights section of this report, we have added a new column which reflects the ten year volatility (as measured by the standard deviation) of the various performance figures. Many market professionals consider the volatility of past returns to be a useful approximation of the past levels of risk in the Fund. A higher volatility level equates to a higher measure of risk. This measure of historic results may not reflect future performance but we believe that it is informative. We have also added the Merrill Lynch All Convertibles Index, a market-weighted index consisting of every domestic security in the convertibles universe rated B- or higher, and with a market value of more than $50 million at the time of inclusion. We believe this index provides a useful comparison to the Fund's performance since over the past five years, while the Fund has remained predominately invested in convertibles, many of our peers have migrated away from such a predominance to a mixture of convertibles and non-convertibles.

The Fund's performance through fiscal 2006 reflects the style of convertible investing intended to produce growth and income with reduced volatility.
While total return has lagged the Merrill Lynch All Convertibles Index, the volatility of those returns, over ten years, is lower for the Fund than for the index.

continued on the following page

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To Our Shareholders (continued)-------------------------------------------------

On December 31, 2006 boardmember Donald M. Halsted, Jr. will retire. He has served with distinction on the board of Bancroft for over thirty-five years. Throughout, Don has been a strong supporter of the diversified portfolio of convertibles concept. He has been indispensable and his contributions to the Fund's governance are too many to recount here, having served on both the Audit and Governance Committees. We will miss his presence.

Visit our website, www.bancroftfund.com, for additional information such as a monthly portfolio summary which lists the Fund's largest holdings. Quarterly updates may be found in the Financial Reports section, and other financial data is included in press releases. We have also added the Fund's Audit and Governance Committee charters to the website.

On November 20, 2006, the Board of Trustees declared (1) a dividend of $0.265 per share from undistributed net investment income and (2) a distribution of $0.466 per share from undistributed net long-term capital gains, both payable December 26, 2006, to shareholders of record at the close of business December 1, 2006.


The 2007 annual meeting of shareholders will be held on February 12, 2007. Time and location will be included in the proxy statement, scheduled to be mailed to shareholders on December 26, 2006. All shareholders are welcome to attend, we hope to see you there.

/s/Thomas H. Dinsmore
Thomas H. Dinsmore
Chairman of the Board

--------------------------------------------------------------------------------
Major Portfolio Changes by underlying common stock ----------------------------- Six months ended October 31, 2006

ADDITIONS                                    REDUCTIONS
Advanced Micro Devices, Inc.                 Casual Male Retail Group, Inc.
 (exchangeable from                          Coherent, Inc.
  The Goldman Sachs Group, Inc.)             Constellation Brands, Inc.
Agere Systems Inc.                           Freeport-McMoRan Copper and Gold, Inc.
Alleghany Corp.                              Hess Corp.
Alliant Techsystems Inc.                     Lucent Technologies, Inc.
American Medical Systems Holdings, Inc.      Maverick Tube Corp.
Bristow Group Inc.                           St. Jude Medical, Inc.
Corning Inc.                                 Teva Pharmaceutical Industries Ltd.
 (exchangeable from Credit Suisse             (convertible from Teva Pharmaceutical
 First Boston (USA), Inc.)                     Finance Co., LLC)
MedImmune, Inc.                              The TJX Companies, Inc.
Nabors Industries, Inc.                      Washington Mutual Inc.
SanDisk Corp.

Page 2

--------------------------------------------------------------------------------
Largest Investment Holdings by underlying common stock--------------------------

                                                                         Value        % Total
                                                                        (Note 1)     Net Assets
                                                                      ------------   ----------
The Walt Disney Company . . . . . . . . . . . . . . . . . . . . . ..   $4,565,000        3.6%
  Disney is an entertainment company whose operations
  include media networks, studio entertainment, theme
  parks and resorts, consumer products, and Internet
  and direct marketing.


The St. Paul Travelers Companies, Inc. . . . . . . . . . . . . . . .     3,445,000       2.7
  St. Paul Travelers provides a broad range of insurance
  products and services for the commercial and consumer markets.


Nuveen Investments, Inc. . . . . . . . . . . . . . . . . . . . . . .     3,296,475       2.6
  Nuveen's principal activities are asset management and
  related research, and the development, marketing and
  distribution of investment products and services. The
  company provides its services through financial
  advisors who serve the affluent and high net worth
  market segments.
  (exchangeable from Merrill Lynch & Co., Inc. and Morgan Stanley, Inc.)


Chesapeake Energy Corp. . . . . . . . . . . . . . . . . . . . . . ..     2,779,550       2.2
  Chesapeake produces oil and natural gas. The company's
  operations are focused on developmental drilling and
  producing property acquisitions in onshore natural gas
  producing areas of the United States and Canada.


Celanese Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . .     2,550,000       2.0
  Celanese is a global industrial chemicals company that
  processes raw materials and natural products into
  chemicals and chemical-based products.


EchoStar Communications Corp. . . . . . . . . . . . . . . . . . . ..     2,534,375       2.0
  EchoStar operates a direct broadcast satellite
  subscription television service in the United States.
  The company also designs, manufactures, distributes
  and sells set-top boxes, antennae and other digital equipment.


U.S. Bancorp. . . . . . . . . . . . . . . . . . . . . . . . . . . ..     2,528,125       2.0
  U.S. Bancorp is a diversified financial services
  company that provides lending and depository
  services, cash management, foreign exchange, trust
  and investment management services.


Schering-Plough Corp. . . . . . . . . . . . . . . . . . . . . . . ..     2,477,700       1.9
  Schering-Plough is a worldwide pharmaceutical company
  that discovers and markets new therapies and treatment
  programs. The company's core product groups include
  allergy/respiratory, anti-infective/anticancer,
  dermatalogics, and cardiovasculars, as well as
  an animal health business.


Genworth Financial, Inc. . . . . . . . . . . . . . . . . . . . . . .     2,397,750       1.9
  Genworth provides life insurance products,
  long-term care insurance and mortgage guarantee
  insurance coverage on residential mortgage loans.
  (exchangeable from Citigroup Funding Inc.)


MetLife, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . .     2,369,600       1.9
                                                                      ------------   ----------
  MetLife provides insurance and financial services
  to a range of individual and institutional customers.


Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..   $28,943,575      22.8%
                                                                      ============   ==========

--------------------------------------------------------------------------------
MAJOR INDUSTRY EXPOSURE---------------------------------------------------------
As a percentage of Net Assets


                       -------------
Aerospace and Defense               5.0%
                       -------------

                       ----------------------
Banking/Savings and Loan                     7.8%
                       ----------------------

                       -----
Chemicals                   3.2%
                       -----

                       ---------------------------
Energy                                            8.8%
                       ---------------------------

                       --------------------
Entertainment                              5.6%
                       --------------------

                       ------------------------------------------
Financial and Insurance                                          16.9%
                       ------------------------------------------

                       ----
Health Care                2.9%
                       ----

                       ----
Multi-Industry             3.1%
                       ----

                       -----------------------------------
Pharmaceuticals                                           10.1%
                       -----------------------------------

                       ----------------------------------------------------
Technology                                                                 18.7%
                       ----------------------------------------------------

--------------------------------------------------------------------------------
DIVERSIFICATION OF ASSETS-------------------------------------------------------

                                                                             %Total Net Assets
                                                                                 October 31,
                                                                  Value       ----------------
                                                    Cost         (Note 1)      2006      2005
                                                ------------   ------------   ------    ------
Aerospace and Defense . . . . . . . . . . . . .  $ 6,809,521    $ 6,295,382     5.0%      2.6%
Automotive . . . . . . . . . . . . . . . . . ..           --             --      --       2.2
Banking/Savings and Loan . . . . . . . . . . ..    9,463,836      9,874,475     7.8       9.6
Building Products . . . . . . . . . . . . . . .    1,938,970      2,152,500     1.7        --
Chemicals . . . . . . . . . . . . . . . . . . .    4,082,152      4,079,600     3.2       3.4
Consumer Goods . . . . . . . . . . . . . . . ..    1,000,000      1,398,750     1.1       2.6
Energy . . . . . . . . . . . . . . . . . . . ..   11,098,150     11,150,900     8.8      13.1
Entertainment . . . . . . . . . . . . . . . . .    6,620,307      7,099,375     5.6       4.3
Financial and Insurance . . . . . . . . . . . .   19,221,912     21,423,606    16.9      15.4
Financial Services . . . . . . . . . . . . . ..    2,280,953      2,155,000     1.7       0.8
Foods . . . . . . . . . . . . . . . . . . . . .    2,078,367      2,150,600     1.7       2.6
Health Care . . . . . . . . . . . . . . . . . .    3,754,679      3,739,375     2.9       3.1
Mining . . . . . . . . . . . . . . . . . . . ..      125,000        129,213     0.1       1.9
Multi-Industry . . . . . . . . . . . . . . . ..    3,591,608      3,875,000     3.1       0.7
Pharmaceuticals . . . . . . . . . . . . . . . .   11,760,924     12,778,251    10.1      10.5
Real Estate . . . . . . . . . . . . . . . . . .    1,481,097      1,542,500     1.2        --
Retail . . . . . . . . . . . . . . . . . . . ..    1,471,947      1,471,875     1.2       6.4
Technology . . . . . . . . . . . . . . . . . ..   23,310,947     23,790,675    18.7       8.4
Telecommunications . . . . . . . . . . . . . ..    3,043,820      3,318,750     2.6       5.2
Utilities . . . . . . . . . . . . . . . . . . .    1,500,000      1,775,625     1.4       1.5
Short-Term Securities . . . . . . . . . . . . .    6,497,221      6,497,221     5.1       4.1
                                                ------------   ------------   ------    ------
  Total Investments . . . . . . . . . . . . . . $121,131,411    126,698,673    99.9      98.4
                                                ============
Other Assets, Net of Liabilities . . . . . . ..                     148,034     0.1       1.6
                                                               ------------   ------    ------
  Total Net Assets . . . . . . . . . . . . . ..                $126,846,707   100.0%    100.0%
                                                               ============   ======    ======

--------------------------------------------------------------------------------
Portfolio of Investments October 31, 2006---------------------------------------



 Principal                                                              Identified      Value
  Amount                                                                   Cost        (Note 1)
----------                                                             -----------   -----------
            CONVERTIBLE BONDS AND NOTES -- 57.4%
            Aerospace and Defense -- 4.5%
$1,500,000  AAR Corp. 1.75% 2026 cv. sr. notes (BB) . . . . . . . ..   $ 1,535,389   $ 1,642,500
 1,000,000  Alliant Techsystems Inc. 2.75% 2011 cv. sr. sub.
            notes (B1)(Acquired 09/07/06; Cost $1,009,134) (1) . . .     1,009,134     1,010,000
 1,000,000  Ceradyne, Inc. 2.875% 2035 sr. sub.
            cv. notes (NR) (2) . . . . . . . . . . . . . . . . . . .     1,130,341     1,031,250
 2,000,000  DRS Technologies, Inc. 2% 2026 cv. sr. notes (B1)
            (Acquired 01/30/06; Cost $2,081,616) (1,2) . . . . . . .     2,081,616     1,962,500
                                                                       -----------   -----------
                                                                         5,756,480     5,646,250
                                                                       -----------   -----------
            Banking/Savings and Loan -- 2.0%
 2,500,000  U.S. Bancorp floating rate 2035
            cv. sr. deb. (Aa2) . . . . . . . . . . . . . . . . . . .     2,500,000     2,528,125
                                                                       -----------   -----------
            Consumer Goods -- 1.1%
 1,000,000  Church & Dwight Co., Inc. 5.25% 2033
            cv. sr. deb. (Ba2) . . . . . . . . . . . . . . . . . . .     1,000,000     1,398,750
                                                                       -----------   -----------
            Energy -- 4.1%
 1,000,000  Cameron International Corp. 2.50% 2026
            cv. sr. notes (Baa1) . . . . . . . . . . . . . . . . . .       991,958     1,056,250
 1,500,000  Nabors Industries, Inc. 0.94% 2011 sr. exchangeable notes (A-)(exchangeable for Nabors Industries Ltd.
            common stock) . . . . . . . . . . . . . . . . . . . . ..     1,491,434     1,458,750
 1,000,000  Oil States International, Inc. 2.375% 2025
            contingent cv. sr. notes (NR) . . . . . . . . . . . . ..     1,207,784     1,177,500
 1,250,000  Rentech, Inc. 4% 2013 cv. sr. notes (NR) . . . . . . . .     1,250,000     1,550,000
                                                                       -----------   -----------
                                                                         4,941,176     5,242,500
                                                                       -----------   -----------
            Entertainment -- 5.6%
 2,500,000  EchoStar Communications Corp. 5.75% 2008
            cv. sub. notes (B1) . . . . . . . . . . . . . . . . . ..     2,490,306     2,534,375
 4,000,000  The Walt Disney Company 2.125% 2023
            cv. sr. notes (A3) . . . . . . . . . . . . . . . . . . .     4,130,001     4,565,000
                                                                       -----------   -----------
                                                                         6,620,307     7,099,375
                                                                       -----------   -----------
            Financial and Insurance -- 1.5%
 1,590,000  FTI Consulting, Inc. 3.75% 2012 cv. sr. sub.
            notes (B1) . . . . . . . . . . . . . . . . . . . . . . .     1,620,901     1,850,363
                                                                       -----------   -----------
            Financial Services -- 1.7%
 2,000,000  Euronet Worldwide, Inc. 3.50% 2025 cv. deb. (NR) (2) . .     2,280,953     2,155,000
                                                                       -----------   -----------
            Foods -- 0.8%
 1,000,000  Lehman Brothers Holdings Inc. 3% 2012 medium-term notes (A1)(performance linked to General Mills, Inc.
            common stock) (2) . . . . . . . . . . . . . . . . . . ..     1,020,367     1,050,600
                                                                       -----------   -----------
            Health Care -- 2.9%
 1,000,000  American Medical Systems Holdings, Inc. 3.25% 2036
            cv. sr. sub. notes (B3) (2) . . . . . . . . . . . . . ..     1,019,500     1,141,250
 1,500,000  Manor Care, Inc. 2.125% 2035 cv. sr. notes (Baa3) . . ..     1,696,146     1,745,625
 1,000,000  Omnicare, Inc. 3.25% 2035 cv. sr. deb. (Ba3) (2) . . . .     1,039,033       852,500
                                                                       -----------   -----------
                                                                         3,754,679     3,739,375
                                                                       -----------   -----------
            Mining -- 0.1%
   125,000  Minefinders Corp. Ltd. 4.5% 2011 cv. sr. notes (NR)
            (Acquired 10/19/06; Cost $125,000) (1) . . . . . . . . .       125,000       129,213
                                                                       -----------   -----------
            Multi-Industry -- 3.1%
 1,500,000  LSB Industries, Inc 7% 2011 cv. sr. sub. deb. (NR) . . .     1,500,000     2,002,500
 1,000,000  Lehman Brothers Holdings Inc. 1% 2011 medium-term notes (A1)(performance linked to a basket of
            common stocks) (2) . . . . . . . . . . . . . . . . . . .     1,071,962       832,500
 1,000,000  Trinity Industries, Inc. 3.875% 2036
            cv. sub. notes (Ba3) (2) . . . . . . . . . . . . . . . .     1,019,646     1,040,000
                                                                       -----------   -----------
                                                                         3,591,608     3,875,000
                                                                       -----------   -----------

--------------------------------------------------------------------------------
Portfolio of Investments October 31, 2006 (continued)---------------------------

Principal                                                               Identified      Value
 Amount                                                                    Cost        (Note 1)
----------                                                             -----------   -----------
            CONVERTIBLE BONDS AND NOTES -- continued
            Pharmaceuticals -- 8.1%
$2,000,000  Alza Corp. 0% 2020 cv. sub. deb. (Aa1)
            (exch. for Johnson & Johnson common stock) . . . . . . .   $ 1,708,974   $ 1,862,500
 1,250,000  Amgen Inc. 0.125% 2011 cv. sr. notes (A2)
            (Acquired 02/14/06 - 02/15/06; Cost $1,253,225) (1) . ..     1,253,225     1,309,375
   500,000  Amgen Inc. 0.375% 2013 cv. sr. notes (A2)
            (Acquired 02/14/06; Cost $500,000) (1) . . . . . . . . .       500,000       525,000
 1,000,000  Bristol-Myers Squibb Co. floating rate 2023
            cv. sr. deb. (A2) . . . . . . . . . . . . . . . . . . ..       995,164     1,006,800
   750,000  Cephalon, Inc. 2% 2015 cv. sr. sub. notes (B-) . . . . .       737,662     1,220,625
 1,000,000  Ivax Corp. 4.5% 2008 cv. sr. sub. notes (NR)
            (exchangeable for Teva Pharmaceutical Industries
            Ltd. ADR and cash) . . . . . . . . . . . . . . . . . . .     1,000,399     1,005,000
   750,000  MedImmune, Inc. 1.375% 2011 cv. sr. notes (BBB) . . . ..       750,000       849,375
   750,000  MedImmune, Inc. 1.625% 2013 cv. sr. notes (BBB) . . . ..       750,000       861,563
 1,750,000  Teva Pharmaceutical Finance Co. B.V. 1.75% 2026
            cv. sr. deb. (Baa2) (exchangeable for Teva
            Pharmaceutical Industries Ltd. ADR) . . . . . . . . . ..     1,750,000     1,660,313
                                                                       -----------   -----------
                                                                         9,445,424    10,300,551
                                                                       -----------   -----------
            Real Estate -- 1.2%
   500,000  Archstone-Smith Operating Trust 4% 2036
            exchangeable sr. notes (Baa1)
            (exchangeable into Archstone-Smith Trust common stock)..      494,089        545,000
 1,000,000  United Dominion Realty Trust, Inc. 3.625% 2011
            cv. sr. notes (NR) (Acquired 10/06/06;
            Cost $987,008) (1) . . . . . . . . . . . . . . . . . . .       987,008       997,500
                                                                       -----------   -----------
                                                                         1,481,097     1,542,500
                                                                       -----------   -----------
            Retail -- 1.2%
 1,500,000  Amazon.com, Inc. 4.75% 2009 cv. sub. notes (B2) . . . ..     1,471,947     1,471,875
                                                                       -----------   -----------
            Technology -- 15.5%
 1,000,000  Agere Systems Inc. 6.5% 2009 cv. sub. notes (B1) . . . .     1,008,750     1,011,250
 1,000,000  C&D Technologies, Inc. 5.25% 2025 cv. sr. notes (NR)
            (Acquired 11/16/05; Cost $1,000,000) (1) . . . . . . . .     1,000,000       901,250
 2,000,000  Citigroup Funding Inc. 1% 2010 medium-term notes (Aa1)
            (exchangeable for the cash value of a basket of
            technology stocks) (2) . . . . . . . . . . . . . . . . .     2,088,424     1,944,600
 2,000,000  Credit Suisse First Boston (USA), Inc. 15.55% 2007
            equity-linked notes (Aa3)
            (exchangeable for Corning Inc. common stock) . . . . . .     2,000,000     1,929,600
 1,000,000  Conexant Systems, Inc. 4% 2026 cv. sub. notes (NR) . . .       987,769       885,000
 2,000,000  Intel Corp. 2.95% 2035 jr. sub. cv. deb. (A-) (2) . . ..     1,929,851     1,825,000
 2,250,000  International Rectifier Corp. 4.25% 2007
            cv. sub. notes (B1) . . . . . . . . . . . . . . . . . ..     2,247,633     2,235,937
 1,500,000  LSI Logic Corp. 4% 2010 cv. sub. notes (B) . . . . . . .     1,486,545     1,606,875
 1,500,000  Lehman Brothers Holdings Inc. 1% 2009 medium-term notes(A1)
            (performance linked to Microsoft Corp. common
            stock) (2) . . . . . . . . . . . . . . . . . . . . . . .     1,536,404     1,515,300
 1,000,000  Richardson Electronics, Ltd. 8% 2011 cv.
            sr. sub. notes (NR) (Acquired 11/21/05;
            Cost $1,000,000) (1) . . . . . . . . . . . . . . . . . .     1,000,000     1,113,750
 1,100,000  SanDisk Corp. 1% 2013 cv. sr. notes (BB-) . . . . . . ..     1,108,301     1,002,375
 1,000,000  Sybase, Inc. 1.75% 2025 cv. sub. notes (NR) . . . . . ..       994,046     1,118,750
 1,000,000  Symantec Corp. 1% 2013 cv. sr. notes (NR)
            (Acquired 06/13/06; Cost $992,890) (1) . . . . . . . . .       992,890     1,168,750
 1,400,000  Vishay Intertechnology, Inc. 3.625% 2023
            cv. sub. notes (B3) . . . . . . . . . . . . . . . . . ..     1,360,723     1,396,500
                                                                       -----------   -----------
                                                                        19,741,336    19,654,937
                                                                       -----------   -----------

--------------------------------------------------------------------------------
Portfolio of Investments October 31, 2006 (continued)---------------------------

Principal                                                               Identified      Value
 Amount                                                                    Cost        (Note 1)
----------                                                             -----------   -----------
            CONVERTIBLE BONDS AND NOTES -- continued
            Telecommunications -- 2.6%
$2,000,000  Tekelec 2.25% 2008 sr. sub. cv. notes (NR) . . . . . . .   $ 2,016,888   $ 2,035,000
 1,000,000  Time Warner Telecom Inc. 2.375% 2026 cv.
            sr. deb. (Caa1) . . . . . . . . . . . . . . . . . . . ..     1,026,932     1,283,750
                                                                       -----------   -----------
                                                                         3,043,820     3,318,750
                                                                       -----------   -----------
            Utilities -- 1.4%
 1,500,000  CMS Energy Corp. 2.875% 2024 cv. sr. notes (Ba3) . . . .     1,500,000     1,775,625
                                                                       -----------   -----------
            TOTAL CONVERTIBLE BONDS AND NOTES . . . . . . . . . . ..   $69,895,095   $72,778,789
                                                                       -----------   -----------
  Shares    CONVERTIBLE PREFERRED STOCKS -- 20.2%
----------
            Aerospace and Defense -- 0.5%
    40,000  Ionatron, Inc. 6.5% Series A redeemable cv. pfd. (NR)
            (Acquired 10/27/05; Cost $1,000,000) (1) . . . . . . . .     1,000,000       620,000
                                                                       -----------   -----------
            Banking/Savings and Loan -- 5.8%
    40,000  National Australia Bank Ltd. 7.875% exch.
            capital units (NR) . . . . . . . . . . . . . . . . . . .     1,038,700     1,914,000
    45,000  New York Community Bancorp, Inc. 6% BONUSES
            units (Baa2) . . . . . . . . . . . . . . . . . . . . . .     2,303,400     2,090,250
    35,000  Sovereign Capital Trust IV 4.375% PIERS (Baa2)
            (exchangeable for Sovereign Bancorp, Inc.
            common stock)(2) . . . . . . . . . . . . . . . . . . . .     2,017,236     1,697,500
    30,000  Washington Mutual Capital Trust 5.375% PIERS units (BBB)
            (exchangeable for Washington Mutual, Inc.
            common stock) . . . . . . . . . . . . . . . . . . . . ..     1,604,500     1,644,600
                                                                       -----------   -----------
                                                                         6,963,836     7,346,350
                                                                       -----------   -----------
            Building Products -- 1.7%
    35,000  TXI Capital Trust I 5.5% SPuRS (B2)
            (exchangeable for Texas Industries, Inc.
            common stock) . . . . . . . . . . . . . . . . . . . . ..     1,938,970     2,152,500
                                                                       -----------   -----------
            Chemicals -- 2.0%
    85,000  Celanese Corp. 4.25% cv. perpetual pfd. (NR) . . . . . .     2,070,748     2,550,000
                                                                       -----------   -----------
            Energy -- 3.3%
    25,000  Chesapeake Energy Corp. 4.5% cum. cv. pfd. (B+) . . . ..     2,566,320     2,505,750
     9,000  SEMCO Energy, Inc. 5% Series B cv. cum. pfd. (B-) . . ..     1,835,154     1,685,250
                                                                       -----------   -----------
                                                                         4,401,474     4,191,000
                                                                       -----------   -----------
            Financial and Insurance -- 6.9%
    75,000  Citigroup Funding Inc. variable rate exch. notes (Aa1)
            (exchangeable for Genworth Financial, Inc.
            common stock) . . . . . . . . . . . . . . . . . . . . ..     2,212,500     2,397,750
        15  Fannie Mae 5.375% non-cumulative cv. pfd. (Aa3)
            (Acquired 12/30/04 - 01/11/05; Cost $1,578,125) (1) . ..     1,578,125     1,453,123
    20,000  Reinsurance Group of America, Inc.
            5.75% PIERS (Baa2) . . . . . . . . . . . . . . . . . . .     1,000,000     1,415,000
   132,500  The St. Paul Travelers Companies, Inc. 4.5% 2032
            cv. jr. sub. notes (Baa1) . . . . . . . . . . . . . . ..     3,249,675     3,445,000
                                                                       -----------   -----------
                                                                         8,040,300     8,710,873
                                                                       -----------   -----------
            TOTAL CONVERTIBLE PREFERRED STOCKS . . . . . . . . . . .   $24,415,328   $25,570,723
                                                                       -----------   -----------

--------------------------------------------------------------------------------
Portfolio of Investments October 31, 2006 (continued)---------------------------


                                                                        Identified      Value
  Shares                                                                   Cost        (Note 1)
----------                                                             -----------   -----------
            MANDATORY CONVERTIBLE SECURITIES -- 17.2% (3)
            Chemicals -- 1.2%
    40,000  Huntsman Corp. 5% 02/16/08 mandatory cv. pfd. (NR) . . .   $ 2,011,404   $ 1,529,600
                                                                       -----------   -----------
            Energy -- 1.3%
    30,000  Bristow Group Inc. 5.5% 09/15/09 mandatory
            cv. pfd. (NR) . . . . . . . . . . . . . . . . . . . . ..     1,505,500     1,443,600
     1,000  Chesapeake Energy Corp. 6.25% 06/15/09 mandatory
            cv. pfd. (B+) . . . . . . . . . . . . . . . . . . . . ..       250,000       273,800
                                                                       -----------   -----------
                                                                         1,755,500     1,717,400
                                                                       -----------   -----------
            Financial and Insurance -- 8.6%
     7,000  Alleghany Corp. 5.75% 06/15/09 mandatory
            cv. pfd. (BBB-) . . . . . . . . . . . . . . . . . . . ..     1,852,200     2,086,000
    43,500  E*TRADE Financial Corp. 6.125% 11/18/08 equity
            units (Ba3) . . . . . . . . . . . . . . . . . . . . . ..     1,120,063     1,305,870
    30,000  Merrill Lynch & Co., Inc. 6.75% 10/15/07
            mandatorily exchangeable securities (Aa3)
            (exchangeable for Nuveen Investments, Inc.
            common stock) . . . . . . . . . . . . . . . . . . . . ..     1,020,000     1,310,400
    80,000  MetLife, Inc. 6.375% 08/15/08 common equity
            units (BBB+) . . . . . . . . . . . . . . . . . . . . . .     2,084,000     2,369,600
    45,500  Morgan Stanley, Inc. 5.875% 10/15/08
            mandatorily exchangeable securities (Aa3)
            (exchangeable for Nuveen Investments,
            Inc. common stock) . . . . . . . . . . . . . . . . . . .     1,572,500     1,986,075
    45,000  XL Capital, Ltd. 6.5% 05/15/07 equity
            security units (A3) . . . . . . . . . . . . . . . . . ..     1,137,000     1,031,625
    30,000  XL Capital, Ltd. 7% 02/15/09 equity
            security units (A3) . . . . . . . . . . . . . . . . . ..       774,948       772,800
                                                                       -----------   -----------
                                                                         9,560,711    10,862,370
                                                                       -----------   -----------
            Foods -- 0.9%
    40,000  Lehman Brothers Holdings Inc. 6.25% 10/15/07 PIES (A1)
            (exchangeable for General Mills, Inc. common stock) . ..     1,058,000     1,100,000
                                                                       -----------   -----------
            Pharmaceuticals -- 2.0%
    45,000  Schering-Plough Corp. 6% 09/14/07 mand.
            cv. pfd. (Baa3) . . . . . . . . . . . . . . . . . . . ..     2,315,500     2,477,700
                                                                       -----------   -----------
            Technology -- 3.2%
    30,000  Credit Suisse First Boston (USA), Inc. 5.5% 11/15/08
            SAILS (Aa3)(exchangeable for Equinix, Inc.
            common stock) . . . . . . . . . . . . . . . . . . . . ..     1,069,200     1,861,200
    98,850  The Goldman Sachs Group, Inc. 14.75% 06/22/07
            mandatory exchangeable notes (NR)
            (exchangeable for Advanced Micro Devices, Inc.
            common stock) (Acquired 06/14/06;
            Cost $2,500,411) (1) . . . . . . . . . . . . . . . . . .     2,500,411     2,274,538
                                                                       -----------   -----------
                                                                         3,569,611     4,135,738
                                                                       -----------   -----------
            TOTAL MANDATORY CONVERTIBLE SECURITIES (3) . . . . . . .   $20,270,726   $21,822,808
                                                                       -----------   -----------

            COMMON STOCKS -- 0.0%

            Aerospace and Defense  -- 0.0%
     6,606  Ionatron, Inc. (Acquired 04/17/05 -
            10/11/06; Cost $53,041) (1,4) . . . . . . . . . . . . ..        53,041        29,132
                                                                       -----------   -----------

Page 8

--------------------------------------------------------------------------------
Portfolio of Investments October 31, 2006 (continued)---------------------------

Principal                                                               Identified     Value
 Amount                                                                    Cost       (Note 1)
----------                                                             -----------  -----------
            SHORT-TERM SECURITIES -- 5.1%
$6,500,000  Commercial Paper -- 5.1%
            American Express Credit Corp. 5.13% 11/02/06 (P1)  . . .  $  6,497,221  $  6,497,221
                                                                       -----------  ------------

            Total Convertible Bonds and Notes -- 57.4% . . . . . . .    69,895,095    72,778,789
            Total Convertible Preferred Stocks -- 20.2% . . . . . ..    24,415,328    25,570,723
            Total Mandatory Convertible Securities -- 17.2% . . . ..    20,270,726    21,822,808
            Total Common Stocks -- 0.0% . . . . . . . . . . . . . ..        53,041        29,132
            Total Short-Term Securities -- 5.1% . . . . . . . . . ..     6,497,221     6,497,221
                                                                       -----------  ------------
            Total Investments -- 99.9% . . . . . . . . . . . . . . .  $121,131,411   126,698,673
                                                                       ===========
            Other assets and liabilities, net -- 0.1% . . . . . . ..                     148,034
                                                                                    ------------
            Total Net Assets -- 100.0% . . . . . . . . . . . . . . .                $126,846,707
                                                                                    ============

(1)Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A or a Reg D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The
   Fund generally has no rights to demand registration of these securities.
   The aggregate market value of these securities at October 31, 2006 was $13,494,131 which represented 10.6% of the Fund's net assets.
(2)Contingent payment debt instrument which accrues contingent interest. See
   Note 2.
(3)These securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.
(4)Non-income producing security.


ADR      American Depositary Receipts.
BONUSES  Bifurcated Option Note Unit Securities.
PIES     Premium Income Exchangeable Securities.
PIERS    Preferred Income Equity Redeemable Securities.
SAILS    Shared Appreciation Income Linked Securities.
SPuRS    Shared Preference Redeemable Securities.

Ratings in parentheses by Moody's Investors Service, Inc. or Standard & Poor's. NR is used whenever a rating is unavailable.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities---------------------------------------------

                                                               October 31, 2006
                                                               ----------------
Assets:
  Investments at value (cost $121,131,411) (Note 1) . . . . . .    $126,698,673
  Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . ..         344,467
  Receivable for securities sold . . . . . . . . . . . . . . ..         264,975
  Dividends and interest receivable . . . . . . . . . . . . . .         830,182
  Other assets . . . . . . . . . . . . . . . . . . . . . . . ..          41,034
                                                               ----------------
  Total assets . . . . . . . . . . . . . . . . . . . . . . . ..     128,179,331
                                                               ----------------
Liabilities:
  Payable for securities purchased . . . . . . . . . . . . . ..       1,283,667
  Accrued management fee (Note 2) . . . . . . . . . . . . . . .          11,725
  Accrued expenses . . . . . . . . . . . . . . . . . . . . . ..          23,432
  Other liabilities . . . . . . . . . . . . . . . . . . . . . .          13,800
                                                               ----------------
  Total liabilities . . . . . . . . . . . . . . . . . . . . . .       1,332,624
                                                               ----------------
Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . ..    $126,846,707
                                                               ================
Net assets consist of:
  Undistributed net investment income . . . . . . . . . . . . .    $    742,627
  Accumulated net realized gain from investment
    transactions . . . . . . . . . . . . . . . . . . . . . . ..       3,230,750
  Unrealized appreciation on investments . . . . . . . . . . ..       5,567,262
  Capital shares (Note 3) . . . . . . . . . . . . . . . . . . .          56,251
  Additional paid-in capital . . . . . . . . . . . . . . . . ..     117,249,817
                                                               ----------------
Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . ..    $126,846,707
                                                               ================
Net asset value per share ($126,846,707 /
  5,625,134 outstanding shares) . . . . . . . . . . . . . . . .    $      22.55
                                                               ================

--------------------------------------------------------------------------------
Statement of Operations---------------------------------------------------------
For the Year Ended October 31, 2006

Investment Income (Note 1):
  Interest . . . . . . . . . . . . . . . . . . . . . . . . . ..    $  3,402,586
  Dividends . . . . . . . . . . . . . . . . . . . . . . . . . .       2,446,805
  Other income . . . . . . . . . . . . . . . . . . . . . . . ..          20,000
                                                               ----------------
    Total Income . . . . . . . . . . . . . . . . . . . . . . ..       5,869,391
                                                               ----------------
Expenses (Note 2):
  Management fee . . . . . . . . . . . . . . . . . . . . . . ..         865,804
  Custodian . . . . . . . . . . . . . . . . . . . . . . . . . .          17,484
  Transfer agent . . . . . . . . . . . . . . . . . . . . . . ..          30,116
  Audit fees . . . . . . . . . . . . . . . . . . . . . . . . ..          44,200
  Legal fees . . . . . . . . . . . . . . . . . . . . . . . . ..          72,254
  Trustees' fees . . . . . . . . . . . . . . . . . . . . . . ..         121,375
  Reports to shareholders . . . . . . . . . . . . . . . . . . .         101,298
  Administrative services fees . . . . . . . . . . . . . . . ..          25,000
  Other . . . . . . . . . . . . . . . . . . . . . . . . . . . .         112,678
                                                               ----------------
    Total Expenses . . . . . . . . . . . . . . . . . . . . . ..       1,390,209
                                                               ----------------
Net Investment Income . . . . . . . . . . . . . . . . . . . . .       4,479,182
                                                               ----------------
Realized and Unrealized Gain on Investments:
  Net realized gain from investment transactions . . . . . . ..       7,233,885
  Net change in unrealized appreciation of investments . . . ..       1,251,584
                                                               ----------------
  Net gain on investments . . . . . . . . . . . . . . . . . . .       8,485,469
                                                               ----------------
  Net Increase in Net Assets Resulting from Operations . . . ..    $ 12,964,651
                                                               ================

                 See accompanying notes to financial statements
Page 10

--------------------------------------------------------------------------------
Statements of Changes in Net Assets---------------------------------------------
For the Years Ended October 31, 2006 and 2005

                                                                     2006               2005
                                                                 ------------      ------------
Change in net assets from operations:
  Net investment income . . . . . . . . . . . . . . . . . . . .  $  4,479,182      $  3,568,764
  Net realized gain from investment transactions . . . . . . ..     7,233,885           414,909
  Net change in unrealized appreciation of investments  . . . .     1,251,584         3,577,352
                                                                 ------------      ------------
    Net increase in net assets resulting from operations  . . .    12,964,651         7,561,025
                                                                 ------------      ------------
Dividends to shareholders from:
  Net investment income . . . . . . . . . . . . . . . . . . . .    (4,395,566)       (3,894,853)
                                                                 ------------      ------------
Capital share transactions (Note 3)  . . . . . . . . . . . . ..       655,492           582,476
                                                                 ------------      ------------
Change in net assets . . . . . . . . . . . . . . . . . . . . ..     9,224,577         4,248,648

Net assets at beginning of period . . . . . . . . . . . . . . .   117,622,130       113,373,482
                                                                 ------------      ------------
Net assets at end of period  . . . . . . . . . . . . . . . . ..  $126,846,707      $117,622,130
                                                                 ============      ============
    Undistributed net investment income at end of period  . . .  $    742,627      $    659,011
                                                                 ============      ============

--------------------------------------------------------------------------------
Notes to Financial Statements---------------------------------------------------

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

(a)Organization -- Bancroft Fund Ltd. (successor to Bancroft Convertible Fund, Inc. (established in 1971)) (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. On March 17, 2006, the Fund was reorganized as a Delaware statutory trust from a Delaware corporation.

(b) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(c) Indemnification -- Under the Fund's organizational documents, each trustee, officer or other agent of the Fund (including the Fund's investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification is considered remote.

(d) Federal Income Taxes -- The Fund's policy is to distribute substantially all of its taxable income within the prescribed time and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income or excise taxes is believed necessary. At October 31, 2006, the Fund utilized capital loss carryforward of $4,596,296 available to the extent allowed by tax law to offset net capital gains. As of October 31, 2006, the Fund had no capital loss carryforwards.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax return to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact on the financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)---------------------------------------

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

(e) Security Valuation - Investments in securities traded on a national securities exchange are valued at market using the last reported sales
price as of the close of regular trading.   Listed securities for which no
sales were reported, are valued at the mean between closing reported bid and asked prices as of the close of regular trading. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by an independent pricing service. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Securities for which quotations are not readily available, restricted securities and other assets are valued at fair value as determined in good faith by management pursuant to procedures approved by the Board of Trustees. Short-term debt securities with original maturities of 60 days or less are valued at amortized cost.

(f) Securities Transactions and Related Investment Income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis, including accretion of discounts and amortization of non-equity premium. For certain securities, known as "contingent payment debt instruments," Federal tax regulations require the Fund to record non-cash, "contingent" interest income in addition to interest income actually received. Contingent interest income amounted to 13 cents per share for the year ended October 31, 2006. In addition, Federal tax regulations require the Fund to reclassify realized gains on contingent payment debt instruments to interest income. At October 31, 2006 there were unrealized losses of approximately 8 cents per share on contingent payment debt instruments.

(g) Change in Method of Accounting - Effective November 1, 2004, the Fund began amortizing discounts and premiums on all debt securities. Prior to November 1, 2004, the Fund amortized discounts on original issue discount debt securities. The new method of amortization was adopted in accordance with the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies and the financial highlights and statement of changes in net assets presented herein have been restated to reflect the new method retroactive to November 1, 2001. The effect of this accounting change is included in the financial highlights for the years ended October 31, 2002, 2003 and 2004. The cumulative effect of this accounting change had no impact on the total net assets of the Fund or on distributions for tax purposes, but resulted in a $103,986 increase in the cost of securities held and a corresponding $103,986 reduction in the net unrealized gains based on the securities held on November 1, 2001. These changes had no effect on previously reported total net assets or total returns.

(h) Distributions to Shareholders - Distributions to shareholders from net investment income are recorded by the Fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and capital gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The tax character of distributions paid during the fiscal years ended October 31, 2006 and 2005 were $4,395,566 and $3,894,853, respectively, both from ordinary income.

At October 31, 2006 the components of distributable net assets and federal tax cost were as follows:

Unrealized appreciation                  	      $  9,273,673
Unrealized depreciation                           (3,829,223)
                                                ------------
Net unrealized appreciation                        5,444,450
Undistributed ordinary income                      1,480,740
Undistributed capital gains                        2,615,450
                                                ------------
Total distributable net assets                  $  9,540,640
                                                ============

Cost for federal income tax purposes            $121,254,223

Page 12
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)---------------------------------------

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

(i) Market Risk - It is the Fund's policy to invest at least 65% of its assets (consisting of net assets plus the amount of any borrowings for investment purposes) in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund's investments include features which render them more sensitive to price changes of their underlying securities. Thus they expose the Fund to greater downside risk than traditional convertible securities, but generally less than that of the underlying common stock. The market value of those securities was $21,822,808 at October 31, 2006, representing 17.2% of net assets.

(j) New Accounting Pronouncements - In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

NOTE 2 - MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with Davis-Dinsmore Management Company ("Davis-Dinsmore"). Pursuant to the investment advisory agreement, Davis-Dinsmore provides the Fund with investment advice, office space and facilities. Under the terms of the investment advisory agreement, the Fund pays Davis-Dinsmore on the last day of each month an advisory fee for such month computed at an annual rate of 0.75% of the first $100,000,000 and 0.50% of the excess over $100,000,000 of the Fund's net asset value in such month.

The Fund, pursuant to an administrative services agreement with Davis-Dinsmore, has agreed to pay Davis-Dinsmore for certain accounting and other administrative services provided to the Fund. Under the administrative services agreement, the Fund pays Davis-Dinsmore compensation in the amount of $25,000 per year, payable on a monthly basis. Effective January 1, 2007, the Fund will pay Davis-Dinsmore on the last day of each month a fee for such month computed at an annual rate of 0.05% of the Fund's net asset value in such month.

Certain officers and trustees of the Fund are officers and directors of Davis-Dinsmore.

NOTE 3 - PORTFOLIO ACTIVITY

At October 31, 2006 there were 5,625,134 shares of beneficial interest outstanding, with a par value of $0.01 per share. During the years ended October 31, 2006 and 2005, 36,681 shares and 31,315 shares were issued in connection with reinvestment of dividends from net investment income, resulting in an increase in paid-in capital of $655,492 and $582,476, respectively.

Purchases and sales of investments, exclusive of corporate short-term notes, aggregated $67,500,867 and $68,023,810, respectively, for the year ended October 31, 2006.

A distribution of $0.731 per share, consisting of $0.265 from net investment income, and $0.466 long-term capital gains was declared on November 20, 2006, payable December 26, 2006 to shareholders of record at the close of business December 1, 2006.

--------------------------------------------------------------------------------
Financial Highlights Selected data for a share of beneficial interest----------- outstanding:

                                                              Year Ended October 31,
                                            ---------------------------------------------------
                                                2006      2005      2004      2003      2002
                                            ---------------------------------------------------
Operating Performance:
Net asset value, beginning of year . . . . .$  21.05   $ 20.40   $ 20.84   $ 18.55   $ 20.72
                                            ---------------------------------------------------
Net investment income . . . . . . . . . . ..    0.80      0.64      0.70(a)   0.71(a)   0.79(a)
  Adjustment for change in
  amortization policy . . . . . . . . . . ..      --        --     (0.02)    (0.02)       --
                                            ---------------------------------------------------
   Net investment income, as adjusted . . ..    0.80      0.64      0.68      0.69      0.79
                                            ---------------------------------------------------
Net realized and unrealized gain (loss) . ..    1.48      0.71      0.08(a)   2.31(a)  (2.02)(a)
  Adjustment for change in
  amortization policy . . . . . . . . . . ..      --        --      0.02      0.02        --
                                            ---------------------------------------------------
    Net realized and unrealized
    gain (loss), as adjusted . . . . . . ..     1.48      0.71      0.10      2.33     (2.02)
                                            ---------------------------------------------------
  Total from investment operations . . . ..     2.28      1.35      0.78      3.02     (1.23)
                                            ---------------------------------------------------
Less Distributions:
Dividends from net investment income . . ..    (0.78)    (0.70)    (0.72)    (0.73)    (0.94)
Distributions from realized gains . . . . .       --        --        --        --        --
                                            ---------------------------------------------------
  Total distributions . . . . . . . . . . .    (0.78)    (0.70)    (0.72)    (0.73)    (0.94)
                                            ---------------------------------------------------
Capital Share Transactions:
Effect of rights offering . . . . . . . . .       --        --     (0.50)       --        --
Capital share repurchases . . . . . . . . .       --        --        --        --        --
                                            ---------------------------------------------------
  Total capital share transactions . . . ..       --        --     (0.50)       --        --
                                            ---------------------------------------------------
Net asset value, end of year . . . . . . .. $  22.55  $  21.05  $  20.40   $ 20.84   $ 18.55
                                            ===================================================
Market value, end of year . . . . . . . . . $  19.30  $  17.77  $  18.23   $ 19.70   $ 17.54

Total Net Asset Value Return (%)(b) . . . .     11.1       6.7       1.3      16.7      (6.3)
Total Investment Return (%)(c)  . . . . . .     13.3       1.3      (3.8)     16.7      (1.8)

Ratios/Supplemental Data:
Net assets, end of year (in thousands)  . . $126,847  $117,622  $113,373   $98,486   $86,904
Ratio of expenses to average net assets (%)      1.1       1.2       1.1       1.2       1.2
Ratio of net investment income to
  average net assets (%)  . . . . . . . . .      3.7       3.1       3.3(d)    3.6(d)    4.0(d)
Portfolio turnover rate (%) . . . . . . . .       58        86        66        87        78

(a) As previously reported.
(b) Assumes valuation of the Fund's shares, and reinvestment of dividends, at net asset values.
(c) Assumes valuation of the Fund's shares at market price and reinvestment of dividends at actual reinvestment price.
(d) Ratios for 2004, 2003 and 2002 reflect ratios adjusted for change in amortization policy. Ratios previously reported for 2004, 2003 and 2002 were 3.4%, 3.6% and 4.0%, respectively.


                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
Report of Independent Registered------------------------------------------------
Public Accounting Firm

To the Shareholders and Board of Trustees of Bancroft Fund Ltd.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Bancroft Fund Ltd. (formerly Bancroft Convertible Fund, Inc.) (the "Fund") as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three year period ended October 31, 2004 have been audited by other auditors, whose report dated November 19, 2004 expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such
opinion.   An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bancroft Fund Ltd. as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 4, 2006

--------------------------------------------------------------------------------
Miscellaneous Notes-------------------------------------------------------------

Automatic Dividend Investment and Cash Payment Plan

The Fund has an Automatic Dividend Investment and Cash Payment Plan (the "Plan"). Any shareholder may elect to join the Plan by sending an application to American Stock Transfer & Trust Company, P.O. Box 922, Church Street Station, NY 10269-0560 (the "Plan Agent"). You may also obtain additional information about the Plan as well as the Plan application by calling the Plan Agent toll free at (800) 937-5449. If your shares are held by a broker or other nominee, you should instruct the nominee to join the Plan on your behalf. Some brokers may require that your shares be taken out of the broker's "street name" and re-registered in your own name. Shareholders should also contact their broker to determine whether shares acquired through participation in the Plan can be transferred to another broker, and thereafter, whether the shareholder can continue to participate in the Plan.

Under the Plan, all dividends and distributions are automatically invested in additional Fund shares. Depending on the circumstances, shares may either be issued by the Fund or acquired through open market purchases at the current market price or net asset value, whichever is lower (but not less than 95% of market price). When the market price is lower, the Plan Agent will combine your dividends with those of other Plan participants and purchase shares in the market, thereby taking advantage of the lower commissions on larger purchases. There is no other charge for this service.

All dividends and distributions made by the Fund (including capital gain dividends and dividends designated as qualified dividend income, which are eligible for taxation at lower rates) remain taxable to Plan participants, regardless of whether such dividends and distributions are reinvested in additional shares of the Fund through open market purchases or through the issuance of new shares. Plan participants will be treated as receiving the cash used to purchase shares on the open market and, in the case of any dividend or distribution made in the form of newly issued shares, will be treated as receiving an amount equal to the fair market value of such shares as of the reinvestment date. Accordingly, a shareholder may incur a tax liability even though such shareholder has not received a cash distribution with which to pay the tax.

Plan participants may also voluntarily send cash payments of $100 to $10,000 per month to the Plan Agent, to be combined with other Plan monies, for purchase of additional Fund shares in the open market. You pay only a bank service charge of $1.25 per transaction, plus your proportionate share of the brokerage commission. All shares and fractional shares purchased will be held by the Plan Agent in your dividend reinvestment account. You may deposit with the Plan Agent any Bancroft share certificates you hold, for a one-time fee of $7.50.

At any time, a Plan participant may instruct the Plan Agent to liquidate all or any portion of such Plan participant's account. To do so, a Plan participant must deliver written notice to the Plan Agent prior to the record date of any dividend or distribution requesting either liquidation or a share certificate. The Plan Agent will combine all liquidation requests it receives from Plan participants on a particular day and will then sell shares of the Fund that are subject to liquidation requests in the open market. The amount of proceeds a Plan participant will receive shall be determined by the average sales price per share, after deducting brokerage commissions, of all shares sold by the Plan Agent for all Plan participants who have given the Plan Agent liquidation requests.

The Plan Agent or the Fund may terminate the Plan for any reason at any time by sending written notice addressed to Plan participant's address as shown on the Plan Agent's records. Following the date of termination, the Plan Agent shall send the Plan participant either the proceeds of liquidation, or a share certificate or certificates for the full shares held by the Plan Agent in the Plan participant's account. Additionally, a check will be sent for the value of any fractional interest in the Plan participant's account based on the market price of the Fund's shares on that date.

--------------------------------------------------------------------------------
Miscellaneous Notes (continued)-------------------------------------------------

Notice of Privacy Policy
The Fund has adopted a privacy policy in order to protect the confidentiality of nonpublic personal information that we have about you. We receive personal information, such as your name, address and account balances, when transactions occur in Fund shares registered in your name.

We may disclose this information to companies that perform services for the Fund, such as the Fund's transfer agent or proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We will not otherwise disclose any nonpublic personal information about our shareholders or former shareholders to anyone else, except as required by law.

Access to nonpublic information about you is restricted to our employees and service providers who need that information in order to provide services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
--------------------------------------------------------------------------------
Change in Investment Policies
The Fund currently has a non-fundamental investment objective of investing primarily in convertible securities with the objectives of providing income and the potential for capital appreciation (which objectives the Fund considers to be relatively equal due to the nature of the securities in which it invests).

The Board has approved the following new investment policy for the Fund: The Fund will invest, under normal circumstances, at least 65% of the value of its assets (consisting of net assets plus the amount of any borrowing for investment purposes) in convertible securities.

The Board has eliminated the following non-fundamental policy: The Fund will invest, under normal circumstances, at least 80% of the value of its assets (consisting of net assets plus the amount of any borrowings for investment purposes) in convertible securities.

These changes became effective as of September 29, 2006.  Fund shareholders were provided 60 days notice of these changes in July 2006.
--------------------------------------------------------------------------------
For More Information About Portfolio Holdings
In addition to the semi-annual and annual reports that Bancroft delivers to shareholders and makes available through the Fund's public website, the Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the Fund's first and third fiscal quarters on Form N-Q. Bancroft does not deliver the schedule of portfolio holdings for the first and third fiscal quarters to shareholders, however the schedule is posted to the Fund's public website, www.bancroftfund.com. You may obtain the Form N-Q filings by accessing the SEC's website at www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.
--------------------------------------------------------------------------------
Proxy Voting Policies and Procedures / Proxy Voting Record
The Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities is available without charge, upon request, by calling (973) 631-1177, or at our website at www.bancroftfund.com. This information is also available on the SEC's website at www.sec.gov. In addition, information on how the Fund voted such proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge at the above sources.
--------------------------------------------------------------------------------
Disclosure of Portfolio Holdings to Broker-Dealers
From time to time, brokers with whom the Fund's Adviser, Davis-Dinsmore Management Company, has a pre-existing relationship may request that Davis-Dinsmore disclose Fund portfolio holdings to such broker in advance of the public disclosure of such portfolio holdings. Davis-Dinsmore may make such disclosure under the following conditions: (i) the specific purpose of the disclosure is to assist Davis-Dinsmore in identifying potential investment opportunities for the Fund; (ii) prior to the receipt of nonpublic portfolio holdings, the broker, by means of email or other written communication, shall agree to keep the nonpublic portfolio holdings confidential and not to use the information for the broker's own benefit, except in connection with the above described purpose for which it was disclosed; (iii) Davis-Dinsmore shall keep written records of its agreement with each broker to which it distributes nonpublic portfolio holdings; and (iv) Davis-Dinsmore will secure a new agreement with a broker any time the broker directs the nonpublic portfolio holdings to be sent to a new recipient.

--------------------------------------------------------------------------------
-------------------------------BOARD OF TRUSTEES--------------------------------

Each trustee is also a trustee of Ellsworth Fund Ltd.(Ellsworth)(a closed-end management investment company). Davis-Dinsmore Management Company (Davis-Dinsmore) is the Fund's investment adviser and is also the investment adviser to Ellsworth. Because of this connection, the Fund and Ellsworth make up a Fund Complex. Therefore, each trustee oversees two investment companies in the Fund Complex.
--------------------------------------------------------------------------------
Personal                        Principal Occupation(s) During Past Five Years;
Information                     Other Directorship(s)
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

Gordon F. Ahalt                 Retired; Trustee of Ellsworth and Helix Energy
  65 Madison Avenue             Solutions Group, Inc. (an energy services
  Suite 550                     company).
  Morristown, NJ 07960
  Term expires 2007
  Trustee since 1982
  Age 78

--------------------------------------------------------------------------------

Elizabeth C. Bogan, Ph.D.       Senior Lecturer in Economics at Princeton
  65 Madison Avenue             University; Trustee of Ellsworth.
  Suite 550
  Morristown, NJ 07960
  Term expires 2009
  Trustee since 1990
  Age 62

--------------------------------------------------------------------------------

Donald M. Halsted, Jr.(1)       Retired Business Executive; Trustee of
  65 Madison Avenue             Ellsworth.
  Suite 550
  Morristown, NJ 07960
  Term expires 2008
  Trustee since 1970
  Age 79

--------------------------------------------------------------------------------

Duncan O. McKee                 Retired Attorney; Trustee of Ellsworth.
  65 Madison Avenue
  Suite 550
  Morristown, NJ 07960
  Term expires 2008
  Trustee since 1996
  Age 75

(1) Scheduled to retire effective as of December 31, 2006

--------------------------------------------------------------------------------
------------------------BOARD OF TRUSTEES (CONTINUED)---------------------------


Personal                        Principal Occupation(s) During Past Five Years;
Information                     Other Directorship(s)
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES (CONTINUED)

Robert J. McMullan              Since 2005, Chief Executive Officer and director
  65 Madison Avenue             of Control Point Solutions, Inc.
  Suite 550                     (a provider of telecommunications expense
  Morristown, NJ 07960          management and business process outsourcing
  Term expires 2009             services); prior to 2004, Senior Vice President
  Trustee since 2004            and Chief Financial Officer of Conexant Systems,
  Age 52                        Inc. (a semiconductor manufacturing company);
                                Trustee of Ellsworth.

--------------------------------------------------------------------------------

Nicolas W. Platt                Since August 2006, Managing Director, Rodman &
  65 Madison Avenue             Renshaw, LLC (an investment banking firm);
  Suite 550                     prior to August 2006, President of CNC-US (an
  Morristown, NJ 07960          international consulting company); prior to
  Term expires 2007             January 2003, Senior Partner of Platt &
  Trustee since 1997            Rickenbach (a public relations firm); prior to
  Age 53                        May 2001, with WPP Group, UK and its public
                                relations subsidiaries, Ogilvy Public Relations,
                                Burson-Marsteller and Robinson Lehr Montgomery;
                                Trustee of Ellsworth.

--------------------------------------------------------------------------------

INTERESTED TRUSTEES

Thomas H. Dinsmore, C.F.A.(2)   Chairman and Chief Executive Officer of the
  65 Madison Avenue             Fund, Ellsworth and Davis-Dinsmore; Trustee of
  Suite 550                     Ellsworth and director of Davis-Dinsmore.
  Morristown, NJ 07960
  Term expires 2008
  Trustee since 1985
  Chairman of the Board
  since 1996
  Age 53

--------------------------------------------------------------------------------

Jane D. O'Keeffe(2)             President of the Fund, Ellsworth and
  65 Madison Avenue             Davis-Dinsmore; Trustee of Ellsworth and
  Suite 550                     director of Davis-Dinsmore.
  Morristown, NJ 07960
  Term expires 2007
  Trustee since 1995
  Age 51

--------------------------------------------------------------------------------
(2)Mr. Dinsmore and Ms. O'Keeffe are considered interested persons of the Fund because they are officers, directors, and holders of more than 5% of the outstanding shares of the voting common stock of Davis-Dinsmore. They are brother and sister.

--------------------------------------------------------------------------------
-------------------------------PRINCIPAL OFFICERS-------------------------------

The business address of each officer is 65 Madison Avenue, Suite 550, Morristown, NJ 07960. Officers are elected by and serve at the pleasure of the Board of Trustees. Each officer holds office until the annual meeting to be held in 2007, and thereafter until his or her respective successor is duly elected and qualified.

--------------------------------------------------------------------------------
Personal
Information                     Principal Occupation(s) During Past Five Years
--------------------------------------------------------------------------------

Thomas H. Dinsmore, C.F.A.      Trustee, Chairman and Chief Executive Officer
  (1,2,3) Trustee, Chairman     of the Fund and Ellsworth; Director, Chairman
  and Chief Executive Officer   and Chief Executive Officer of Davis-Dinsmore.
  Officer since 1984
  Age 53

--------------------------------------------------------------------------------

Jane D. O'Keeffe (1,2,3)        Trustee and President of the Fund and Ellsworth;
  Trustee and President         Director and President of Davis-Dinsmore.
  Officer since 1994
  Age 51

--------------------------------------------------------------------------------

Gary I. Levine                  Executive Vice President and Chief Financial
  Executive Vice President,     Officer of the Fund, Ellsworth and Davis-
  Chief Financial Officer and   Dinsmore since 2004; Secretary of the Fund,
  Secretary                     Ellsworth and Davis-Dinsmore since 2003;
  Officer since 1986            Treasurer of Davis-Dinsmore since 1997; Vice
  Age 49                        President of the Fund, Ellsworth and Davis-
                                Dinsmore from 2002 until 2004; Treasurer of the Fund and Ellsworth from 1993 until 2004.

--------------------------------------------------------------------------------

H. Tucker Lake, Jr. (2,4)       Vice President of the Fund and Ellsworth since
  Vice President                2002, and of Davis-Dinsmore since 1997; Vice
  Officer since 1994            President, Trading, of the Fund and Ellsworth
  Age 59                        from 1994 to 2002.

--------------------------------------------------------------------------------

Germaine M. Ortiz               Vice President of the Fund, Ellsworth and
  Vice President                Davis-Dinsmore.
  Officer since 1996
  Age 37

--------------------------------------------------------------------------------

Mercedes A. Pierre              Vice President and Chief Compliance Officer
  Vice President and            of the Fund, Ellsworth and Davis-Dinsmore since
  Chief Compliance Officer      2004, and Assistant Treasurer from 1998 to 2004.
  Officer since 1998
  Age 45

--------------------------------------------------------------------------------

Joshua P. Lake, C.T.P. (3,4)    Treasurer of the Fund and Ellsworth since 2004.
  Treasurer and Assistant       Assistant Secretary of the Fund, Ellsworth and
  Secretary                     Davis-Dinsmore since 2002; Assistant Treasurer
  Officer since 2002            of Davis-Dinsmore, also since 2002.
  Age 30

--------------------------------------------------------------------------------
(1) Mr. Dinsmore and Ms. O'Keeffe are brother and sister.
(2) Mr. H. Tucker Lake, Jr. is the cousin of Mr. Dinsmore and Ms. O'Keeffe.
(3) Mr. Joshua P. Lake is the cousin of Mr. Dinsmore and Ms. O'Keeffe.
(4) Mr. H. Tucker Lake, Jr. is the father of Mr. Joshua P. Lake.


BOARD OF TRUSTEES                            INTERNET
GORDON F. AHALT                              www.bancroftfund.com
ELIZABETH C. BOGAN Ph.D.                     email: info@bancroftfund.com
THOMAS H. DINSMORE, C.F.A.
DONALD M. HALSTED, JR.                       INVESTMENT ADVISER
DUNCAN O. MCKEE                              Davis-Dinsmore Management Company
ROBERT J. MCMULLAN                           65 Madison Avenue, Suite 550
JANE D. O'KEEFFE                             Morristown, NJ 07960
NICOLAS W. PLATT                             (973) 631-1177

OFFICERS                                     SHAREHOLDER SERVICES AND TRANSFER AGENT
THOMAS H. DINSMORE, C.F.A.                   American Stock Transfer & Trust Company
Chairman of the Board                        59 Maiden Lane
  and Chief Executive Officer                New York, NY 10038
                                             (800) 937-5449
JANE D. O'KEEFFE                             www.amstock.com
President
                                             BENEFICIAL SHARE LISTING
GARY I. LEVINE                               American Stock Exchange Symbol: BCV
Executive Vice President,
  Chief Financial Officer and Secretary      LEGAL COUNSEL
                                             Ballard Spahr Andrews & Ingersoll LLP
H. TUCKER LAKE, JR.
Vice President                               INDEPENDENT ACCOUNTANTS
                                             Tait, Weller & Baker LLP
GERMAINE M. ORTIZ
Vice President

MERCEDES A. PIERRE
Vice President and
  Chief Compliance Officer

JOSHUA P. LAKE, C.T.P.
Treasurer and Assistant Secretary

JOANN VENEZIA
Assistant Vice President and
  Assistant Secretary


The Fund is a member of the Closed-End Fund Association, a non-profit national trade association (www.cefa.com). Thomas H. Dinsmore is on the Executive Board and is the president of the association. The association is solely responsible for the content of its website.
--------------------------------------------------------------------------------
Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase its own shares from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares.

                               BANCROFT FUND LTD.
                          65 MADISON AVENUE, SUITE 550
                          MORRISTOWN, NEW JERSEY 07960
                              www.bancroftfund.com


                                     [LOGO]
                                    AMERICAN
                                 STOCK EXCHANGE
                                 --------------
                                     LISTED
                                 --------------
                                     BCV(TM)

ITEM 2. CODE OF ETHICS.

The Board of Trustees of the Fund has adopted a code of ethics that applies to the Fund's principal executive officer and principal financial officer. See attached Exhibit EX-99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees determined that Trustee Robert J. McMullan, who is "independent" as such term is used in Form N-CSR, possesses the attributes required to be considered an audit committee financial expert under applicable federal securities laws.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Set forth in the table below are the aggregate fees billed to the Fund by Tait, Weller & Baker LLP ("Tait Weller") for services rendered to the Fund during the Fund's last two fiscal years ended October 31, 2006 and 2005.

  Fiscal YE      Audit     Audit-Related                  All Other
  October 31     Fees        Fees (1)     Tax Fees (3)      Fees
-------------   -------    -------------  ------------    ---------
    2005        $30,000     $10,000 (2)     $2,500           $0
    2006        $31,000     $     0         $2,600           $0

(1) All Audit-Related Fees were pre-approved by the Fund's Audit Committee.
    No Audit-Related Fees were approved by the Fund's Audit Committee pursuant to section 2.01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirement for certain de minimus fees.

(2) Includes fees billed to the Fund by Tait Weller in connection with the Fund's change of accounting practice related to amortization of convertible bond premiums and discounts.

(3) "Tax Fees" include those fees billed by Tait Weller in connection with their review of the Fund's income tax returns for fiscal years 2005 and 2006. All Tax Fees were pre-approved by the Fund's Audit Committee. No Tax Fees were approved by the Fund's Audit Committee pursuant to section 2.01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirement for certain de minimus fees.

Non-Audit Services

     During each of the last two fiscal years ended September 30, 2005 and October 31, 2006, Tait Weller did not provide any non-audit services to the Fund or the Fund's investment adviser, Davis-Dinsmore Management Company ("Davis-Dinsmore") or its affiliates or otherwise bill the Fund or Davis-Dinsmore or its affiliates for any such non-audit services.

Audit Committee Pre-Approval Policies and Procedures

     The Audit Committee pre-approves all audit and permissible non-audit services that are proposed to be provided to the Fund by its independent registered public accountants before they are provided to the Fund. Such pre-approval also includes the proposed fees to be charged by the independent registered public accountants for such services. The Audit Committee may delegate the pre-approval of audit and permissible non-audit services and related fees to one or more members of the Audit Committee who are "independent," as such term is used in Form N-CSR. Any such member's decision to pre-approve audit and/or non-audit services and related fees shall be presented to the full Audit Committee, solely for informational purposes, at their next scheduled meeting.

     The Audit Committee also pre-approves non-audit services to be provided by the Fund's independent registered public accountants to the Fund's investment adviser if the engagement relates directly to the operations and financial reporting of the Fund and if the Fund's independent auditors are the same as, or affiliated with, the investment adviser's auditors.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Fund has a designated Audit Committee in accordance with
Section 3(a)(58)(A) of the Exchange Act and the members of such committee are:

ELIZABETH C. BOGAN, PH.D.

DONALD M. HALSTED, JR.

ROBERT J. MCMULLAN

(b) Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders, filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.


                                Bancroft Fund Ltd.
                                Ellsworth Fund Ltd.
                        Davis-Dinsmore Management Company
                             Proxy Voting Guidelines

                            (Adopted April 14, 2003)

These proxy voting guidelines have been adopted by the Boards of Trustees of Bancroft Fund Ltd. and Ellsworth Fund Ltd. (collectively, the "Funds"), as well as by the Board of Directors of Davis-Dinsmore Management Company
("Davis-Dinsmore").

The Boards of Trustees of the Funds have delegated to Davis-Dinsmore responsibility for voting proxies received by the Funds in their capacities as shareholders of various companies. The Boards recognize that, due to the nature of the Funds' investments, the Funds do not frequently receive proxies.

Davis-Dinsmore exercises its voting responsibility with the overall goal of maximizing the value of the Funds' investments. The portfolio managers at Davis-Dinsmore oversee the voting policies and decisions for the Funds.
In evaluating voting issues, the portfolio managers may consider information from many sources, including management of a company presenting a proposal, shareholder groups, research analysts, and independent proxy research services.

Set forth below are the proxy voting guidelines:

A.   Matters Related to the Board of Directors

     1. The Funds generally will support the election of nominees recommended by management for election as directors. In determining whether to support a particular nominee, Davis-Dinsmore will consider whether the election of that nominee will cause a company to have less than a majority of independent directors.

     2. The Funds generally will support proposals to de-classify boards of directors if fewer than 66 2/3% of the directors are independent, and will generally vote against proposals to classify boards of directors.

     3. The Funds generally will withhold a vote in favor of a director who has served on a committee which has approved excessive compensation arrangements or proposed equity-based compensation plans that unduly dilute the ownership interests of stockholders.

B.   Matters Related to Independent Auditors

     1. The Funds generally will vote in favor of independent accountants approved by the company. Prior to such vote, however, Davis-Dinsmore will take into consideration whether non-audit fees make up more than 50 to 75% of the total fees paid by the company to the independent auditors, and the nature of the non-audit services provided.

C.   Corporate Governance Matters

     1. As a general rule, the Funds will vote against proposals recommended by management of a company that are being made primarily to implement anti-takeover measures, and will vote in favor of proposals to eliminate policies that are primarily intended to act as anti-takeover measures.

     2. Subject to the other provisions of these guidelines, including without limitation provision C.1. above, the Funds generally will vote in accordance with management's recommendations regarding routine matters, including the following:

          a.   Fixing number of directors;

          b.   Stock splits; and

          c.   Change of state of incorporation for specific corporate purposes.

D.   Matters Related to Equity-Based Compensation Plans

     1. The Fund generally will vote in favor of broad-based stock option plans for executives, employees or directors which would not increase the aggregate number of shares of stock available for grant under all currently active plans to over 10% of the total number of shares outstanding.

     2. The Funds generally will vote in favor of employee stock purchase plans and employee stock ownership plans permitting purchase of company stock at 85% or more of fair market value.

E.   Contested Matters

     1. Contested situations will be evaluated on a case by case basis by the portfolio manager at Davis-Dinsmore principally responsible for the particular portfolio security.

F.   Miscellaneous Matters

     1. The Funds may in their discretion abstain from voting shares that have been recently sold.

     2. The Funds generally will abstain from voting on issues relating to social and/or political responsibility.

     3. Proposals that are not covered by the above-stated guidelines will be evaluated on a case by case basis by the portfolio manager at Davis-Dinsmore principally responsible for the particular portfolio security.


G.   Material Conflicts of Interest

     1. Conflicts of interest may arise from time to time between Davis-Dinsmore and the Funds. Examples of conflicts of interests include:

          a. Davis-Dinsmore may manage a pension plan, administer employee benefit plans, or provide services to a company whose management is soliciting proxies;

          b. Davis-Dinsmore or its officers or directors may have a business or personal relationship with corporate directors, candidates for directorships, or participants in proxy contests;

          c. Davis-Dinsmore may hold a position in a security contrary to shareholder interests.

     2. If a conflict of interest arises with respect to a proxy voting matter, the portfolio manager will promptly notify the Funds' Audit Committee and counsel for independent directors and the proxies will be voted in accordance with direction received from the Audit Committee.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) Mr. Thomas H. Dinsmore, Chairman and Chief Executive Officer, serves as the Portfolio Manager of the Registrant. He has served in that capacity since 1996. This information is as of December 28, 2006. Mr. Dinsmore usually receives investment recommendations from a team of research analysts prior to making investment decisions about transactions in the portfolio.

(2) The following table provides information relating to other (non-registrant) accounts where this portfolio manager is primarily responsible for day-to-day management as of October 31, 2006. The portfolio manager does not manage such accounts or assets with performance-based advisory fees, or other pooled investment vehicles.

                    Registered Investment     Other Pooled           Other
Portfolio Manager   Companies                 Investment Vehicles    Accounts
------------------  ---------------------     --------------------   --------
Thomas H. Dinsmore  Number:  1                        n/a               n/a

                    Assets:  $116,130,162             n/a               n/a

Mr. Dinsmore is the Portfolio Manager of one other account, Ellsworth Fund Ltd. (Ellsworth), a registered investment company with total net assets of $116,130,162 as of October 31, 2006. Mr. Dinsmore is Chairman and Chief Executive Officer of Ellsworth. The Registrant and Ellsworth have similar investment objectives and strategies. As a result, conflicts of interest may arise between the two funds if a security is not available in a sufficient amount to fill open orders for both funds. To deal with these situations, the investment adviser for the Registrant and Ellsworth has adopted Trade Allocation Procedures (the "Allocation Procedures"). The Allocation Procedures set forth a method to allocate a partially filled order among the funds. Pursuant to the method, the amount of shares that each fund purchases is allocated pro rata based on the dollar amount of each fund's intended trade or, if the order is subject to a minimum lot size, as closely as possibly to pro rata.

The Allocation Procedures permit the adviser to allocate an order in a way that is different from the method set forth above if (i) each fund is treated fairly and equitably and neither fund is given preferential treatment, and (ii) the allocation is reviewed by the adviser's chief compliance officer.

(3) The Portfolio Manager is compensated by Davis-Dinsmore Management Company, the Adviser, through a three-component plan, consisting of a fixed base salary, annual cash bonus, and benefit retirement plan. His compensation is reviewed and approved by the Adviser's Board of Directors annually. His compensation may be adjusted from year to year based on the perception of the Adviser's Board of Directors of the portfolio manager's overall performance and his management responsibilities. His compensation is not based on (i) a formula specifically tied to the performance of the Registrant or Ellsworth, including performance against an index, or (ii) the value of assets held in the Registrant's portfolio.

(4) As of October 31, 2006, Mr. Dinsmore's beneficial ownership in the Registrant's shares was in the range of $100,001-$500,000.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act
(15 U.S.C. 781).

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of trustees since those procedures were last disclosed in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A
(17 CFR 240.14a-101)), or this Item 10 of Form N-CSR.

ITEM 11. CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of November 28, 2006, an evaluation was performed under the supervision and with the participation of the officers of Bancroft Fund Ltd. (the "Registrant"), including the Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of November 28, 2006, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
(17 CFR 270.30a-3(d)) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) A code of ethics that applies to the Fund's principal executive officer and principal financial officer is attached hereto.

(a)(2) Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) There were no written solicitations to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 during the period covered by the report.

(b) Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

  Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bancroft Fund Ltd.

By: /s/Thomas H. Dinsmore
    Thomas H. Dinsmore
    Chairman of the Board and
    Chief Executive Officer
    (Principal Executive Officer)

Date: December 28, 2006

  Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Thomas H. Dinsmore
    Thomas H. Dinsmore
    Chairman of the Board and
    Chief Executive Officer
    (Principal Executive Officer)

Date: December 28, 2006

By: /s/Gary I. Levine
    Gary I. Levine
    Chief Financial Officer
    (Principal Financial Officer)

Date: December 28, 2006